Asset and Goodwill Impairment Testing	12 Months Ended
Dec. 31, 2017
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Asset and Goodwill Impairment Testing
6.	Asset and Goodwill Impairment Testing

a)	Impairment Reversal and Asset Impairments

The following pre-tax impairment reversal and (asset impairments) were recorded in the statement of profit and loss:

Impairment Reversal and (Asset Impairments)

(CAD$ in millions)	2017	2016
Steelmaking coal CGU	$207	$—
Fort Hills oil sands project	—	(222)
Other	(44)	(72)

Total	$163	$(294)

Steelmaking Coal CGU

As at December 31, 2017, we recorded a pre-tax impairment reversal of $207 million (after-tax $131 million) related to one of the mines in our steelmaking coal CGU. The estimated post-tax recoverable amount of this mine was significantly higher than the carrying value. This impairment reversal arose as a result of changes in short-term and long-term market participant price expectations for steelmaking coal and expected future operating cost estimates included in our annual goodwill impairment testing. The impairment reversal affects the profit (loss) of our steelmaking coal operating segment (Note 27).

Fort Hills Project

For the year ended December 31, 2017, we noted an impairment indicator at Fort Hills and the recoverable amount of the CGU was estimated.

As at December 31, 2017, we did not record an impairment charge for our share of the Fort Hills oil sands project as our estimated post-tax recoverable amount of $3.7 billion approximately equaled our carrying value.

As at December 31, 2016, we recorded a pre-tax impairment charge of $222 million (after-tax $164 million) within our property, plant and equipment balance related to our interest in Fort Hills. This was a result of our estimated post-tax recoverable amount of $2.5 billion being lower than our carrying value.

Cash flow projections used in the 2017 and 2016 analyses were based on current life of mine plans at the testing date and exploration potential and cash flows covered a period of 49 years and 44 years, respectively. We performed impairment testing for Fort Hills in 2017 and 2016 as a result of an increase in development costs associated with the Fort Hills oil sands project.

Other

During the year ended December 31, 2017, we recorded other asset impairments of $44 million relating to Quebrada Blanca assets that will not be recovered through use and will not be used for Quebrada Blanca Phase 2.

During the year ended December 31, 2016, we recorded other asset impairments of $72 million, of which $46 million related to a project at our Trail Operations that will not be completed and $26 million related to the Wintering Hills Wind Power Facility, which was sold in 2017.

Sensitivity Analysis

The recoverable amount of Fort Hills is most sensitive to changes in WCS oil prices, the Canadian/U.S. dollar exchange rates and discount rates. The key inputs used in our determination of recoverable amounts interrelate significantly with each other and with our operating plans. For example, a decrease in long-term commodity prices would result in us making amendments to the mine plans that would partially offset the effect of lower prices through lower operating and capital costs. It is difficult to determine how all of these factors would interrelate, but in estimating the effect of changes in these assumptions on fair values, we believe that all of these factors need to be considered together. A linear extrapolation of these effects becomes less meaningful as the change in assumption increases.

Ignoring the above described interrelationships, in isolation a US$1 decrease in the long-term WCS oil price would result in a reduction in the recoverable amount of $140 million. A $0.01 strengthening of the Canadian dollar against the U.S. dollar would result in a reduction in the recoverable amount of $50 million. A 25 basis point increase in the discount rate would result in a reduction in the recoverable amount of approximately $150 million.

b)	Annual Goodwill Impairment Testing

The allocation of goodwill to CGUs or groups of CGUs reflects how goodwill is monitored for internal management purposes. Our Quebrada Blanca CGU and steelmaking coal CGU have goodwill allocated to them (Note 16).

In 2017, we performed our annual goodwill impairment testing at October 31 and did not identify any goodwill impairment losses.

Cash flow projections are based on expected mine life. For our steelmaking coal operations, the cash flows cover periods of 15 to 42 years with a steady state thereafter until reserves and resources are exhausted. For Quebrada Blanca, the cash flows cover a period of 29 years, with a steady state thereafter until reserves and resources are exhausted.

Given the nature of expected future cash flows used to determine the recoverable amount, a material change could occur over time as the cash flows are significantly affected by the key assumptions described below in Note 6(c).

Sensitivity Analysis

Our annual goodwill impairment test carried out at October 31, 2017 resulted in the recoverable amount of our steelmaking coal CGU exceeding its carrying value by approximately $6.2 billion. The recoverable amount of our steelmaking coal CGU is most sensitive to the long-term Canadian dollar steelmaking coal price assumption. In isolation, a 14% decrease in the long-term Canadian dollar steelmaking coal price would result in the recoverable amount of the steelmaking coal CGU being equal to the carrying value.

The recoverable amount of Quebrada Blanca exceeded the carrying amount by approximately $1.2 billion at the date of our annual goodwill impairment testing. The recoverable amount of Quebrada Blanca is most sensitive to the long-term copper price assumption and the development timeline of Quebrada Blanca Phase 2 project. In isolation, a 6% decrease in the long-term copper price or a 3.5-year delay in the development of the Quebrada Blanca Phase 2 project would result in the recoverable amount of Quebrada Blanca being equal to its carrying value.

c)	Key Assumptions

The following are the key assumptions used in our asset impairment, asset impairment reversal and goodwill impairment analyses during the years ended December 31, 2017 and 2016:

	2017	2016
Steelmaking coal prices	Current price used in initial year, decreased to a long-term price in 2022 of US$140 per tonne	Current price used in initial year, decreased to a long-term price in 2021 of US$130 per tonne

Copper prices	Current price used in initial year, decreased to a long-term price in 2022 of US$3.00 per pound	Current price used in initial year, increased to a long-term price in 2021 of US$3.00 per pound

Western Canadian Select (WCS) Oil prices	Current price used in initial year, increased to a long-term price in 2022 of US$57 per barrel	Current price used in initial year, increased to a long-term price in 2021 of US$57 per barrel

Discount rate	5.2% — 5.9%	5.5% — 6.0%

Long-term foreign exchange rate	1 U.S. to 1.25 Canadian dollars	1 U.S. to 1.25 Canadian dollars

Inflation rate	2%	2%

Commodity Prices

Commodity price assumptions are based on a number of factors, including forward curves in the near term, and are benchmarked with external sources of information, including information published by our peers and market transactions, where possible, to ensure they are within the range of values used by market participants.

Discount Rates

Discount rates are based on a mining weighted average cost of capital for all mining operations and an oil sands weighted average cost of capital for the Fort Hills oil sands project. For the year ended December 31, 2017, we used a discount rate of 5.9% real, 8.0% nominal post-tax (2016 — 5.8% real, 7.9% nominal post-tax) for mining operations and goodwill. For the year ended December 31, 2017, we used a discount rate of 5.2% real, 7.3% nominal post-tax (2016 — 5.5% real, 7.6% nominal post-tax) for oil sands operations.

Foreign Exchange Rates

Foreign exchange rates are benchmarked with external sources of information based on a range used by market participants. Long-term foreign exchange assumptions are from year 2022 onwards for analysis performed in the year ended December 31, 2017 and are from year 2021 onwards for analysis performed in the year ended December 31, 2016.

Inflation Rates

Inflation rates are based on average historical inflation for the location of each operation and long-term government targets.

Reserves and Resources

Future mineral production is included in projected cash flows based on mineral reserve and resource estimates and on exploration and evaluation work undertaken by appropriately qualified persons.

Operating Costs and Capital Expenditures

Operating costs and capital expenditures are based on life of mine plans and internal management forecasts. Cost estimates incorporate management experience and expertise, current operating costs, the nature and location of each operation, and the risks associated with each operation. Future capital expenditures are based on management’s best estimate of expected future capital requirements, which are generally for the extraction and processing of existing reserves and resources. All committed and anticipated capital expenditures based on future cost estimates have been included in the projected cash flows. Operating cost and capital expenditure assumptions are continuously subjected to ongoing optimization and review by management.

Recoverable Amount Basis

We estimate the recoverable amount of our CGUs on a fair value less costs of disposal (FVLCD) basis using a discounted cash flow methodology and taking into account assumptions likely to be made by market participants unless it is expected that the value-in-use methodology would result in a higher recoverable amount. For the asset impairment, impairment reversal and goodwill impairment analyses performed in December 31, 2017 and 2016 (Note 6(a)), we have applied the FVLCD basis. This is classified as a Level 3 measurement within the fair value measurement hierarchy (Note 29).